Exhibit 99.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 28, 2018, by and among VINCE, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto, BANK OF AMERICA, N.A., as administrative agent and as collateral agent (in such capacities, including any successor thereto, the “Agent”) under the Loan Documents, and each lender party hereto (collectively, the “Lenders” and individually, each a “Lender”).

WHEREAS:

A.The Borrower, the Guarantors, the Agent, and the Lenders are parties to that certain Credit Agreement dated as of November 27, 2013 (as amended by that certain First  Amendment to Credit Agreement dated as of June 3, 2015, as further amended by that certain Second Amendment to Credit Agreement dated as of June 22, 2017, and as further amended hereby, and as may be further amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit and make certain other financial accommodations available to the Borrower; and

B.The Borrower and the Guarantors have requested that the Agent and the Lenders effect certain amendments to the Credit Agreement in order to, among other things, increase Availability by agreeing to lend against certain letters of credit issued for the benefit of the Agent as credit support for the Obligations as more specifically set forth herein, and the Agent and the Lenders agree to effect such amendments to the Credit Agreement on the terms and conditions set forth herein,

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties’ signatory hereto agree as follows:

1.DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

2.AMENDMENTS TO CREDIT AGREEMENT.

(a)Additional Definitions. Section 1.01 of the Credit Agreement is hereby amended to include, in addition and not in limitation, the following definitions in proper alphabetical order:

(i)““Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.”

(ii)““S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and any successor to the rating agency business thereof.”

(iii)““Third Amendment” means the Third Amendment to Credit Agreement dated and effective as of the Third Amendment Effective Date, by and among the Borrower, the Guarantors, the Agent and the Lenders.”

(iv)““Third Amendment Effective Date” means March 28, 2018.”

(b)Amended Definitions. Section 1.01 of the Credit Agreement is hereby further amended as follows:

The definition of “Eligible Trade Receivables” is hereby amended by deleting clause (d) thereof in its entirety and inserting the following in its stead:

“(d)Except as set forth in the proviso hereto, all Accounts owed by an account debtor and/or its Affiliates together exceed twenty percent (20%) (or any other percentage now or hereafter established by the Agent for any particular account debtor) of the amount of all Accounts at any one time (the “Concentration Limit”) (but the portion of the Accounts not in excess of the applicable percentage may be deemed Eligible Trade Receivables, in the Agent’s Permitted Discretion), provided that the Concentration Limit for Accounts due from (x) Nordstrom shall equal (A) seventy percent (70%), so long as Nordstrom’s credit rating and/or family rating is investment grade BBB- or higher by S&P or Baa3 or higher by Moody’s), and (B) fifty percent (50%) at all other times and (y) Neiman Marcus shall equal thirty percent (30%);”

3.Representations and Warranties. Each of the Guarantors and the Borrower represents and warrants to the Agent and the Lenders that:

(a)the representations and warranties set forth in the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on the Third Amendment Effective Date, as if made on and as of the Third Amendment Effective Date and as if each reference therein to “this Agreement” or the “Credit Agreement” or the like includes reference to this Amendment and the Credit Agreement as amended hereby (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date); provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(b)after giving effect to this Amendment, no Default or Event of Default exists as of the Third Amendment Effective Date.

4.CONDITIONS PRECEDENT. The amendments and consents set forth in this Amendment shall not be effective until each of the following conditions precedent are satisfied in a manner satisfactory to the Agent:

(a)receipt by the Agent of a copy of this Amendment, duly authorized and executed by Guarantors, the Borrower and each Lender;

(b)receipt by the Agent of (i) an amendment fee in the amount of $50,000 (ii) all other fees and expenses required to be paid hereunder and, to the extent invoiced at least one (1) Business Day prior to the Third Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of Choate, Hall & Stewart LLP, counsel to the Agent required to be reimbursed or paid by the Loan Parties pursuant to the terms of Section 10.04 of the Credit Agreement; and

(c)after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, nor shall any Default or Event of Default result from the consummation of the transactions contemplated herein.

5.EFFECT ON LOAN DOCUMENTS.  As amended hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed by each of the Guarantors and the Borrower in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of the Agent or the Lenders under the Credit Agreement or the other Loan Documents. Each of the Guarantors and the Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, are reaffirmed and remain in full force and effect. After giving effect to this Amendment, each of the Guarantors and the Borrower reaffirms each Lien granted by it to the Agent for the benefit of the Lenders under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement, and shall continue to secure the Obligations (after giving effect to this Amendment), in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents.

6.NO NOVATION; ENTIRE AGREEMENT. This Amendment is not a novation or discharge of the terms and provisions of the obligations of the Borrower and Guarantors under the Credit Agreement and the other Loan Documents. There are no other understandings, express or implied, among the Guarantors, the Borrower, the Agent and the Lenders regarding the subject matter hereof or thereof.

7.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY,

AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.COUNTERPARTS; ELECTRONIC EXECUTION. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic transmission also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9.CONSTRUCTION. This Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement. Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof’ or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof’ or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

10.MISCELLANEOUS. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

VINCE, LLC, as the Borrower

By: s/David Stefko/

Name:David Stefko

Title: Executive Vice President, Chief Financial Officer

VINCE INTERMEDIATE HOLDING, LLC,
as a Guarantor

By: s/David Stefko/

Name: David Stefko

Title: Executive Vice President, Chief Financial Officer

VINCE HOLDING CORP.,
as a Guarantor

By: s/David Stefko/

Name:David Stefko

Title: Executive Vice President, Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Agent

By: s/Matthew Potter/

Name:Matthew Potter

Title: Vice President

BANK OF AMERICA, N.A.,
as Lender, Swing Line Lender and L/C Issuer

By: s/Matthew Potter/

Name:Matthew Potter

Title: Vice President

[Signature Page to Third Amendment to Credit Agreement]